EXHIBIT 32.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The following certification accompanies the issuer’s Quarterly Report on Form 10-Q and is not filed, as provided in Release 33-8212, 34-47551 dated September 30, 2003.

In connection with the accompanying Quarterly Report of MyECheck, Inc. (“MYECHECK”) on Form 10-Q for the quarter ended September 30, 2008 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Edward R. Starrs, President and Chief Executive Officer of MYECHECK, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that:

(1) the Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of MYECHECK.

A signed original of this written statement required by Section 906 has been provided to MyECheck, Inc. and will be retained by MyECheck, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

Dated: November 5, 2008

/s/ Edward R. Starrs
EDWARD R. STARRS
President and Chief Executive Officer